POWER OF ATTORNEY

     The undersigned officers and Trustees of Professionally Managed Portfolios (the "Trust") hereby appoint Chad E. Fickett, Eric W. Falkeis, and Robert M. Slotky, and each of them, as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act"), including the Trust's Registration Statement on Form N-1A, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 27th day of August, 2002.


Name                                             Title
----                                             -----
/s/ Dorothy A. Berry                           Chairman and Trustee
------------------------------------
Dorothy A. Berry

/s/ Steven J. Paggioli                         Trustee
------------------------------------
Steven J. Paggioli

/s/ Wallace L. Cook                            Trustee
------------------------------------
Wallace L. Cook

/s/ Carl A. Froebel                            Trustee
------------------------------------
Carl A. Froebel

/s/ Rowley W. P. Redington                     Trustee
------------------------------------
Rowley W. P. Redington

/s/ Ashley T. Rabun                            Trustee
------------------------------------
Ashley T. Rabun

/s/ Robert M. Slotky                           President
------------------------------------
Robert M. Slotky

/s/ Eric W. Falkeis                            Treasurer and Principal Financial
------------------------------------           and Accounting Officer
Eric W. Falkeis